                                                                  Exhibit (4)(a)


                                [LOGO] METLIFE(R)
                      METROPOLITAN LIFE INSURANCE COMPANY

                               One Madison Avenue
                            New York, New York 10010

Metropolitan Life Insurance Company (referred to as "we, us and our") will make Income Payments as described in this Certificate beginning on the Annuity Date.

It is a legal contract between You and MetLife that contains Your benefits and rights and Your beneficiary's rights.

FREE LOOK PROVISION - RIGHT TO CANCEL

This Certificate may be returned for any reason within 10 days after You receive it by mailing or delivering the Certificate to either us at our Administrative office or the agent who sold it. Return of this Certificate by mail is effective on being postmarked, properly addressed and postage prepaid. We will promptly refund Your Account Balance as of the Business Day we receive Your Certificate. Your Account Balance may be more or less than Your Purchase Payments.

Signed for the Company.

/s/ Gwenn L. Carr                          /s/ Robert H. Benmosche
Gwenn L. Carr                              Robert H. Benmosche
Vice-President & Secretary                 Chairman of the Board
                                           President and Chief Executive Officer

              FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CERIFICATE

                                NONPARTICIPATING

                        READ YOUR CERTIFICATE CAREFULLY.

INCOME PAYMENTS AND VALUES PROVIDED BY THIS CERTIFICATE, WHEN BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO DOLLAR AMOUNT.



G.FFS (08/02)

                                                                  Exhibit (4)(a)


                                TABLE OF CONTENTS
                                                                           PAGE
DEFINITIONS                                                                  1
------------------------------------------------------------------------------
GENERAL PROVISIONS                                                           3
------------------------------------------------------------------------------
OWNERSHIP and ASSIGNMENT PROVISIONS                                          5
------------------------------------------------------------------------------
BENEFICIARY PROVISIONS                                                       6
------------------------------------------------------------------------------
PURCHASE PAYMENT PROVISIONS                                                  6
------------------------------------------------------------------------------
ACCOUNT BALANCE PROVISIONS                                                   7
------------------------------------------------------------------------------
SEPARATE ACCOUNT PROVISIONS                                                  7
------------------------------------------------------------------------------
TRANSFER PROVISIONS                                                         11
------------------------------------------------------------------------------
DEATH BENEFIT PROVISIONS                                                    13
------------------------------------------------------------------------------
WITHDRAWAL PROVISIONS                                                       15
------------------------------------------------------------------------------
ERISA PROVISIONS                                                            16
------------------------------------------------------------------------------
EFFECT OF THE PLAN ON THE CERTIFICATE PROVISION                             16
------------------------------------------------------------------------------
SPECIAL RULES APPLICABLE TO PARTICIPANTS IN THE TEXAS OPTIONAL
RETIREMENT PROGRAM                                                          16
------------------------------------------------------------------------------
ANNUITY PROVISIONS                                                          17
------------------------------------------------------------------------------
SUSPENSION OR DEFERRAL OF PAYMENTS OR TRANSFERS                             20
------------------------------------------------------------------------------



G.FFS (08/02)

                                                                  Exhibit (4)(a)


                        CERTIFICATE SCHEDULE - B Class

OWNER/PARTICIPANT: [John Doe]             SEX: [M]         AGE AT ISSUE:    [50]

ANNUITANT: [John Doe]                     SEX: [M]         AGE AT ISSUE:    [50]

CERTIFICATE NUMBER: [12345678]            CERTIFICATE ISSUE DATE: [ ]

PLAN TYPE: [403(b), 403(a), and 457(b)]

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Certificate Issue Date, whichever is later]

[YOUR EMPLOYER HAS REPRESENTED THAT ERISA APPLIES: [Yes] [No]]

MAXIMUM DISABILITY WAIVER ATTAINED AGE: [65]

MAXIMUM TERMINAL ILLNESS RIDER ISSUE AGE: [80]

MAXIMUM NURSING HOME OR HOME HOSPITAL CONFINEMENT RIDER ISSUE AGE: [80]

[MAXIMUM PURCHASE PAYMENT CREDIT ISSUE AGE: [65]]

PURCHASE PAYMENTS:          No payment can be made within [5 years] of the
                            Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

       [Maximum Total
       Purchase Payments: [$1,000,000] without our prior approval.]

[Purchase Payment Credits:  [3%] for each Purchase Payment received from direct transfers or exchange amounts on a tax free basis that were not transferred or exchanged from a MetLife product or any product of its affiliates during the first two Certificate Years. The Purchase Payment Credit is not available if You are over age 65 on the Certificate Issue Date.]

BENEFICIARY:                As designated by you as of the Certificate Issue
                            Date unless changed in accordance with the Certificate provisions.

PRODUCT CHARGES:
       Separate Account:    We assess certain daily charges on an annual basis
                            to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

                            [Separate Account Charges: [1.15%]]
                            -----------------------------------

                            Additional Separate Account Charge on Investment
                            Divisions:
                            ----------------------------------------------------
                                 XYZ Funds                    [0.25%]

                            We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Certificate at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

       Death Benefit
       Rider Charge:   [Annual Step Up Rider Charge: [0.10%]

       [Certificate Level:  Guaranteed Minimum Income Benefit Rider Charge:
                            ----------------------------------------------
                            [0.35%] of the Income Base.]

       Annual Certificate Fee:

                            The Annual Certificate Fee is [$30.00] each
                            Certificate Year. The Annual Certificate Fee will be deducted one business day prior to each Certificate Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Certificate Fee applies

G.FFS (08/02)

                                                                  Exhibit (4)(a)


                            to the Fixed Interest Account during the Certificate Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Certificate Anniversary) of the full Annual Certificate Fee will be deducted at the time of the total withdrawal.

                            No Annual Certificate Fee will be deducted if:

                            (1) Your Account Balance is at least $25,000 at the time the fee is deducted; or

                            (2) Your Purchase Payments during the last twelve months prior to the date the fee is deducted are at least $2,000; or

                            (3) If, on the last day of the Certificate Year, you are on medical leave approved by your employer and your employer has informed us in writing of your status; or

                            (4) If, on the last day of the Certificate Year, you have been called to active Armed Service duty and your employer has informed us in writing of your status; or

                            (5)    If we agree in writing that none would apply.

                            On the Annuity Calculation Date a pro-rata portion of the Annual Certificate Fee for the applicable portion of the Certificate Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Certificate Fee of $30.00 each Certificate Year, pro-rata from each Income Payment.

SEPARATE ACCOUNT:           [Metropolitan Life Separate Account E [403(a),
                            403(b),and 457(b)]
                            [Metropolitan Life Separate Account F [401(a),
                            401(k)]]

TRANSFER REQUIREMENTS:

[Number Permitted: We reserve the right to limit the number of transfers per Certificate Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.


[Transfer Fee: In the event that [12] transfers are made in a Certificate Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Certificate Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

WITHDRAWALS: A Withdrawal Charge is assessed against your Account Balance. The Withdrawal Charge is calculated at the time of each withdrawal. The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made.

 Withdrawal Charges are determined in accordance with the following schedule:

                              WITHDRAWAL CHARGES

         If withdrawn during Certificate Year                 % Charge
         ------------------------------------                 --------
         1                                                           9
         2                                                           9
         3                                                           9
         4                                                           9
         5                                                           8
         6                                                           7
         7                                                           6
         8                                                           5
         9                                                           4


G.FFS (08/02)

                                                                  Exhibit (4)(a)


        10                                                    3
        11                                                    2
        12                                                    1
        Thereafter                                            0

[No withdrawal charge will be deducted in the event of:

1.   Payment of the Death Benefit

2.   [Unforeseen financial hardship;]

3. [A withdrawal to satisfy a loan request for this [403(b) plan or arrangement;]

4.   Application of Your Account Balance to an Annuity Option;

5.   Any waiver included subject to the issuance of a Rider;

6. [If ERISA applies, Your severance from employment from the employer You had at the time You purchased this annuity, pursuant to the Plan's written provisions.][Your severance from employment from the employer You had at the time You purchased this annuity, after five years from the Certificate Issue Date];

7. [If ERISA applies, Your retirement (as verified in writing in a form acceptable to us) from the employer You had at the time You purchased this annuity, pursuant to the Plan's written provisions.][Your retirement from the employer You had at the time You purchased this annuity, after five years from the Certificate Issue Date.

8. If the withdrawal is required for You to avoid Federal Income Tax penalties or to satisfy Federal Income Tax rules concerning minimum distribution requirements that apply to this annuity. For purposes of this exception, we assume that this annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore any other 403(b) Account Balances You may have. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code;

9.   On a withdrawal after the twelfth (12th) Certificate Year; or

10. If You transfer your Account Balance to another MetLife approved funding vehicle and we agree in writing that none will apply.]

FREE WITHDRAWAL AMOUNT: Each Certificate Year after the first, You can make a withdrawal of a portion of Your Account Balance free from any Withdrawal Charge. The Free Withdrawal Amount each Certificate Year is equal to 10% of the Account Balance, less the total Free Withdrawal Amount previously withdrawn in the same Certificate Year. The 10% Free Withdrawal Amount may be taken in an unlimited number of partial withdrawals during that Certificate Year. This amount is non-cumulative.

Minimum Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Certificate after a Partial
Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
--------------------------

     1.   The Annuity Date must not be less than 30 days from the Issue Date.

     2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [3.00% - 6.00%].

     3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Interest Account.


FIXED INTEREST ACCOUNT:

Initial Interest Rate: [ %]            Initial Guarantee Period Expires: [ 0/0]

Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:

MetLife
[Denver Office
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

[Fixed Interest Account Rider for Variable Annuity

Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)


G.FFS (08/02)

                                                                  Exhibit (4)(a)


Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider Waiver of Withdrawal Charge for Terminal Illness Rider
Waiver of Withdrawal Charge for Disability Endorsement]


G.FFS (08/02)

                                                                  Exhibit (4)(a)


                        CERTIFICATE SCHEDULE - C Class

OWNER/PARTICIPANT: [John Doe]       SEX: [M]             AGE AT ISSUE: [50]

ANNUITANT: [John Doe]               SEX: [M]             AGE AT ISSUE: [50]

CERTIFICATE NUMBER: [12345678]      CERTIFICATE ISSUE DATE: [ ]

PLAN TYPE: [403(b)]

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Certificate Issue Date, whichever is later]

[YOUR EMPLOYER HAS REPRESENTED THAT ERISA APPLIES: [Yes] [No]

PURCHASE PAYMENTS:          No payment can be made within [5 years] of the
                            Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

    [Maximum Total
    Purchase Payments:   [$1,000,000] without our prior approval.]

BENEFICIARY:                As designated by You as of the Certificate Issue
                            Date unless changed in accordance with the Certificate provisions.

PRODUCT CHARGES:

    Separate Account:       We assess certain daily charges on an annual basis
                            to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

                            [Separate Account Charges: [1.45%]]
                             ------------------------

                            Additional Separate Account Charge on Investment
                            Divisions:
                            ------------------------------------------------
                                    XYZ Funds               [0.25%]

                            We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Certificate at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

    Death Benefit
    Rider Charge:           [Annual Step Up Rider Charge:  [0.10%]]

    [Certificate Level:     Guaranteed Minimum Income Benefit Rider Charge:
                            ----------------------------------------------
                            [0.35%] of the Income Base.]

    Annual Certificate Fee: The Annual Certificate Fee is [$30.00] each
                            Certificate Year. The Annual Certificate Fee will be deducted one business day prior to each Certificate Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Certificate Fee applies to the Fixed Interest Account during the Certificate Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Certificate Anniversary) of the full Annual Certificate Fee will be deducted at the time of the total withdrawal.

                            No Annual Certificate Fee will be deducted if:

                            (1) Your Account Balance is at least $25,000 at the time the fee is deducted; or

                            (2) Your Purchase Payments during the last twelve months prior to the date the fee is deducted are at least $2,000; or

G.FFS (08/02)

                                                                  Exhibit (4)(a)


                            (3) If, on the last day of the Certificate Year, You are on medical leave approved by Your employer and Your employer has informed us in writing of Your status; or

                            (4) If, on the last day of the Certificate Year, You have been called to active Armed Service duty and Your employer has informed us in writing of Your status; or

                            (5)    If we agree in writing that none would apply.

                                   On the Annuity Calculation Date a pro-rata portion of the Annual Certificate Fee for the applicable portion of the Certificate Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Certificate Fee of $30.00 each Certificate Year, pro- rata from each Income Payment.

SEPARATE ACCOUNT:           [Metropolitan Life Separate Account E 403(b)]


TRANSFER REQUIREMENTS:

[Number Permitted: We reserve the right to limit the number of transfers per Certificate Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.


[Transfer Fee: In the event that [12] transfers are made in a Certificate Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Certificate Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]


Minimum Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Certificate after a Partial
Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
---------------------------

       1.     The Annuity Date must not be less than 30 days from the Issue
              Date.

       2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [3.00% - 6.00%].

       3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Interest Account.


FIXED INTEREST ACCOUNT:

      Initial Interest Rate:       [%] Initial Guarantee Period Expires: [0/0]

      Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:

MetLife
[Denver Office
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

[Fixed Interest Account Rider for Variable Annuity

Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)


G.FFS (08/02)

                                                                  Exhibit (4)(a)


Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider




G.FFS (08/02)

                                                                  Exhibit (4)(a)


               CERTIFICATE SCHEDULE - E Class

OWNER/PARTICIPANT: [John Doe]          SEX: [M]           AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                  SEX: [M]           AGE AT ISSUE: [50]

CERTIFICATE NUMBER: [12345678]         CERTIFICATE ISSUE DATE: [ ]

PLAN TYPE: [Tax Sheltered Annuity, 403(a), and 457(b)]

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Certificate Issue Date, whichever is later]

[YOUR EMPLOYER HAS REPRESENTED THAT ERISA APPLIES: [Yes] [No]]

PURCHASE PAYMENTS:          No payment can be made within [5 years] of the
                            Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

   [Maximum Total
   Purchase Payments: [$1,000,000] without our prior approval.]

BENEFICIARY:                As designated by you as of the Certificate Issue
                            Date unless changed in accordance with the Certificate provisions.

PRODUCT CHARGES:
    Separate Account:       We assess certain daily charges on an annual basis
                            to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

                            [Separate Account Charges: [.50%]]
                             ------------------------

                            Additional Separate Account Charge on Investment
                            ------------------------------------------------
                            Divisions:
                            ----------
                                 XYZ Funds                 [0.25%]

                            We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Certificate at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

    Death Benefit
    Rider Charge:           [Annual Step Up Rider Charge: [0.10%]

    [Certificate Level:     Guaranteed Minimum Income Benefit Rider Charge:
                            ----------------------------------------------
                            [0.35%] of the Income Base.]

    Annual
    Certificate
    Fee: The Annual Certificate Fee is [$30.00] each Certificate Year. The Annual Certificate Fee will be deducted one business day prior to each Certificate Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Certificate Fee applies to the Fixed Interest Account during the Certificate Year. If a total withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Certificate Anniversary) of the full Annual Certificate Fee will be deducted at the time of the total withdrawal.

                            No Annual Certificate Fee will be deducted if:

                            (1) Your Account Balance is at least $50,000 at the time the fee is deducted; or

                            (2) If, on the last day of the Certificate Year, you are on medical leave approved by your employer and your employer has informed us in writing of your status; or

                            (3) If, on the last day of the Certificate Year, you have been called to active Armed Service duty and your employer has informed us in writing of your status; or

                            (4)    If we agree in writing that none would apply.



G.FFS (08/02)

                                                                  Exhibit (4)(a)


                            On the Annuity Calculation Date a pro-rata portion of the Annual Certificate Fee for the applicable portion of the Certificate Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Certificate Fee of $30.00 each Certificate Year, pro-rata from each Income Payment.

SEPARATE ACCOUNT:           [Metropolitan Life Separate Account E [403(a),
                            403(b), and 457(b)]

                            [Metropolitan Life Separate Account F [401(a), 401(k)]]

TRANSFER REQUIREMENTS:

[Number Permitted: We reserve the right to limit the number of transfers per Certificate Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.

[Transfer Fee: In the event that [12] transfers are made in a Certificate Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Certificate Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

Minimum Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Certificate after a Partial
Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
---------------------------

  1.     The Annuity Date must not be less than 30 days from the Issue Date.

  2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [ 3.00% - 6.00%].

  3. For Fixed Interest Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Interest Account.

FIXED INTEREST ACCOUNT:

      Initial Interest Rate: [ %]      Initial Guarantee Period Expires: [ 0/0]

      Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:

MetLife
[Denver Office
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:
[Fixed Interest Account Rider for Variable Annuity
Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider]



G.FFS (08/02)

                                                                  Exhibit (4)(a)


            CERTIFICATE SCHEDULE - E Class Bonus

OWNER/PARTICIPANT: [John Doe]             SEX: [M]           AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                     SEX: [M]           AGE AT ISSUE: [50]

CERTIFICATE NUMBER: [12345678]            CERTIFICATE ISSUE DATE: [ ]

PLAN TYPE: [Tax Sheltered Annuity, 403(a), and 457(b)]

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Certificate Issue Date, whichever is later]

[YOUR EMPLOYER HAS REPRESENTED THAT ERISA APPLIES: [Yes] [No]]

MAXIMUM DISABILITY WAIVER ATTAINED AGE: [65]

MAXIMUM TERMINAL ILLNESS RIDER ISSUE AGE: [80]

MAXIMUM NURSING HOME OR HOME HOSPITAL CONFINEMENT RIDER ISSUE AGE: [80]

[MAXIMUM PURCHASE PAYMENT CREDIT ISSUE AGE: [65]]

PURCHASE PAYMENTS:          No payment can be made within [5 years] of the
                            Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

   [Maximum Total
   Purchase Payments: [$1,000,000] without our prior approval.]

[Purchase Payment Credits:  [3%] for each Purchase Payment received during the first Certificate Year, except those Purchase Payments transferred or exchanged from a MetLife product or any product of its affiliates. The Purchase Payment Credit is not available if you are over age 65 on the Certificate Issue Date.]

BENEFICIARY:                As designated by you as of the Certificate Issue
                            Date unless changed in accordance with the Certificate provisions.


PRODUCT CHARGES:
   Separate Account:        We assess certain daily charges on an annual basis
                            to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

                            [Separate Account Charges: [[0.95%] for the first
                             ------------------------
                            [seven][7] Certificate Years declining to [0.50%] in Certificate Year [eight][8]]

                            Additional Separate Account Charge on Investment
                            ------------------------------------------------
                            Divisions:
                            ---------

                                   XYZ Funds               [0.25%]

                            We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Certificate at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

   Death Benefit
   Rider Charge:            [Annual Step Up Rider Charge: [0.10%]

   [Certificate Level:      Guaranteed Minimum Income Benefit Rider Charge:
                            ----------------------------------------------
                            [0.35%] of the Income Base.]

   Annual Certificate Fee:  The Annual Certificate Fee is [$30.00] each
                            Certificate Year. The Annual Certificate Fee will be deducted one business day prior to each Certificate Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Certificate Fee applies to the Fixed Interest Account during the Certificate Year. If a total withdrawal is made during the Accumulation




G.FFS (08/02)

                                                                  Exhibit (4)(a)


                            Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Certificate Anniversary) of the full Annual Certificate Fee will be deducted at the time of the total withdrawal.

                            No Annual Certificate Fee will be deducted if:

                            (1) Your Account Balance is at least $50,000 at the time the fee is deducted; or

                            (2) If, on the last day of the Certificate Year, you are on medical leave approved by your employer and your employer has informed us in writing of your status; or

                            (3) If, on the last day of the Certificate Year, you have been called to active Armed Service duty and your employer has informed us in writing of your status; or

                            (4)    If we agree in writing that none would apply.

                                   On the Annuity Calculation Date a pro-rata portion of the Annual Certificate Fee for the applicable portion of the Certificate Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Certificate Fee of $30.00 each Certificate Year, pro-rata from each Income Payment.

SEPARATE ACCOUNT:           [Metropolitan Life Separate Account E [403(a),
                            403(b), and 457(b)]

                            [Metropolitan Life Separate Account F [401(a), 401(k)]]

TRANSFER REQUIREMENTS:

[Number Permitted: We reserve the right to limit the number of transfers per Certificate Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.


[Transfer Fee: In the event that [12] transfers are made in a Certificate Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Certificate Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

WITHDRAWALS: A Withdrawal Charge is assessed against your Account Balance. The Withdrawal Charge is calculated at the time of each withdrawal. The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made.

       Withdrawal Charges are determined in accordance with the following schedule:

                               WITHDRAWAL CHARGES

        If withdrawn during Certificate Year                 % Charge
        ------------------------------------                 --------
        1                                                          3
        2                                                          3
        3                                                          3
        4                                                          3
        5                                                          3
        6                                                          3
        7                                                          3
        Thereafter                                                 0

[No withdrawal charge will be deducted in the event of:

1.     Payment of the Death Benefit

2. [A withdrawal to satisfy a loan request for this [403(b) plan or arrangement;]

3.     Application of your Account Balance to an Annuity Option;

4.     Any waiver included subject to the issuance of a Rider;



G.FFS (08/02)

                                                                  Exhibit (4)(a)


5. If the withdrawal is required for you to avoid Federal Income Tax penalties or to satisfy Federal Income Tax rules concerning minimum distribution requirements that apply to this annuity. For purposes of this exception, we assume that this annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore any other 403(b) Account Balances you may have. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code;

6.     On a withdrawal after the seventh (7th) Certificate Year; or

7. If you transfer your Account Balance to another MetLife approved funding vehicle and we agree in writing that none will apply.]

FREE WITHDRAWAL AMOUNT: Each Certificate Year after the first, you can make a withdrawal of a portion of your Account Balance free from any Withdrawal Charge. The Free Withdrawal Amount each Certificate Year is equal to 10% of the Account Balance, less the total Free Withdrawal Amount previously withdrawn in the same Certificate Year. The 10% Free Withdrawal Amount may be taken in an unlimited number of partial withdrawals during that Certificate Year. This amount is non-cumulative.

Minimum Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Certificate after a Partial
Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
---------------------------

       1.     The Annuity Date must not be less than 30 days from the Issue
              Date.

       2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [ 3.00% - 6.00%].

       3. For Fixed Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Account.

FIXED INTEREST ACCOUNT:

   Initial Interest Rate: [ %]          Initial Guarantee Period Expires: [ 0/0]

   Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:

MetLife
[Denver Office
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

[Fixed Interest Account Rider for Variable Annuity

Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider Waiver of Withdrawal Charge for Terminal Illness Rider
Waiver of Withdrawal Charge for Disability Endorsement]



G.FFS (08/02)

                                                                  Exhibit (4)(a)


                        CERTIFICATE SCHEDULE - L Class

OWNER/PARTICIPANT: [John Doe]          SEX: [M]             AGE AT ISSUE: [50]

ANNUITANT: [John Doe]                  SEX: [M]             AGE AT ISSUE: [50]

CERTIFICATE NUMBER: [12345678]         CERTIFICATE ISSUE DATE: [ ]

PLAN TYPE: [Tax Sheltered Annuity, 403(a), and 457(b) ]

MAXIMUM ANNUITIZATION AGE: [Age 90 or 10 years after Certificate Issue Date, whichever is later]

[YOUR EMPLOYER HAS REPRESENTED THAT ERISA APPLIES: [Yes] [No]

MAXIMUM DISABILITY WAIVER ATTAINED AGE: [65]

MAXIMUM TERMINAL ILLNESS RIDER ISSUE AGE: [80]

MAXIMUM NURSING HOME OR HOME HOSPITAL CONFINEMENT RIDER ISSUE AGE: [80]

[MAXIMUM PURCHASE PAYMENT CREDIT ISSUE AGE: [65]]

PURCHASE PAYMENTS:          No payment can be made within [5 years] of the
                            Maximum Annuitization Age. We reserve the right to reject any Purchase Payment.

   [Maximum Total
   Purchase Payments:    [$1,000,000] without our prior approval.]

[Purchase Payment Credits:  [3%] for each Purchase Payment received from direct transfers or exchange amounts on a tax free basis that were not transferred or exchanged from a MetLife product or any product of its affiliates during the first two Certificate Years. The Purchase Payment Credit is not available if You are over age 65 on the Certificate Issue Date.]

BENEFICIARY:                As designated by You as of the Certificate Issue
                            Date unless changed in accordance with the Certificate provisions.

PRODUCT CHARGES:
   Separate Account:        We assess certain daily charges on an annual basis
                            to the percentages set out below of the average daily net asset value of each Investment Division of the Separate Account:

                            [Separate Account Charges: [1.30%]]
                             ------------------------

                            Additional Separate Account Charge on Investment
                            ------------------------------------------------
                            Divisions:
                            ---------
                                 XYZ Funds              [0.25%]

                            We reserve the right to impose additional Separate Account Charges on Investment Divisions that we may add to the Certificate at any future date. The addition for any Investment Division will not be greater than [0.25%] basis points.

   Death Benefit
   Rider Charge:         [Annual Step Up Rider Charge: [0.10%]]

   [Certificate Level:      Guaranteed Minimum Income Benefit Rider Charge:
                            ----------------------------------------------
                            [0.35%] of the Income Base.]

   Annual Certificate Fee:  The Annual Certificate Fee is [$30.00] each
                            Certificate Year. The Annual Certificate Fee will be deducted one business day prior to each Certificate Anniversary on a pro-rata basis from all of the Investment Divisions. No Annual Certificate Fee applies to the Fixed Interest Account during the Certificate Year. If a total



G.FFS (082/02)

                                                                  Exhibit (4)(a)


                            withdrawal is made during the Accumulation Period, a pro rata portion (determined based upon the number of complete months that have elapsed since the prior Certificate Anniversary) of the full Annual Certificate Fee will be deducted at the time of the total withdrawal.

                            No Annual Certificate Fee will be deducted if:

                            (1) Your Account Balance is at least $25,000 at the time the fee is deducted; or

                            (2) Your Purchase Payments during the last twelve months prior to the date the fee is deducted are at least $2,000; or

                            (3) If, on the last day of the Certificate Year, You are on medical leave approved by Your employer and Your employer has informed us in writing of your status; or

                            (4) If, on the last day of the Certificate Year, You have been called to active Armed Service duty and Your employer has informed us in writing of Your status; or

                            (5)    If we agree in writing that none would apply.

                            On the Annuity Calculation Date a pro-rata portion of the Annual Certificate Fee for the applicable portion of the Certificate Year will be deducted from the Account Balance as described above. During the Income Period, we reserve the right to deduct the Annual Certificate Fee of $30.00 each Certificate Year, pro- rata from each Income Payment.

SEPARATE ACCOUNT:           [Metropolitan Life Separate Account E [403(a),
                            403(b), and 457(b)]

                            [Metropolitan Life Separate Account F [401(a), 401(k)]]

TRANSFER REQUIREMENTS:

[Number Permitted: We reserve the right to limit the number of transfers per Certificate Year up to a maximum of [12] (excluding transfers resulting from our automated investment strategies.).]

There may be further limitations on transfers from the Fixed Interest Account to the Investment Divisions and transfers from the Investment Divisions to the Fixed Interest Account as set forth in the Fixed Interest Account Rider.


[Transfer Fee: In the event that [12] transfers are made in a Certificate Year (excluding those related to our automated investment strategies), we reserve the right to deduct a Transfer Fee of up to $25.00 for each additional transfer in such Certificate Year. The Transfer Fee will be deducted from the Investment Division or the Fixed Interest Account from which the transfer is made. However, if the entire interest in the account option is being transferred, the Transfer Fee will be deducted from the amount that is transferred.]

WITHDRAWALS: A Withdrawal Charge is assessed against Your Account Balance. The Withdrawal Charge is calculated at the time of each withdrawal. The Withdrawal Charge will be determined separately for each Investment Division from which a withdrawal is made.

       Withdrawal Charges are determined in accordance with the following schedule:

                               WITHDRAWAL CHARGES

If withdrawn during Certificate Year              % Charge
------------------------------------              --------
1                                                    9
2                                                    8
3                                                    7
4                                                    6
5                                                    5
6                                                    4
7                                                    2
Thereafter                                           0

[No withdrawal charge will be deducted in the event of:



G.FFS (082/02)

                                                             Exhibit (4)(a)


1.   Payment of the Death Benefit

2.   [Unforeseen financial hardship;]

3. [A withdrawal to satisfy a loan request for this [403(b) plan or arrangement;]

4.   Application of Your Account Balance to an Annuity Option;

5.   Any waiver included subject to the issuance of a Rider;

6. [If ERISA applies, Your severance from employment from the employer You had at the time You purchased this annuity pursuant to the Plan's written provisions.][Your severance from employment from the employer You had at the time You purchased this annuity, after five years from the Certificate Issue Date];

7. [If ERISA applies, Your retirement (as verified in writing in a form acceptable to us) from the employer You had at the time You purchased this annuity, pursuant to the Plan's written provisions.][Your retirement from the employer You had at the time You purchased this annuity, after five years from the Certificate Issue Date.];

8. If the withdrawal is required for You to avoid Federal Income Tax penalties or to satisfy Federal Income Tax rules concerning minimum distribution requirements that apply to this annuity. For purposes of this exception, we assume that this annuity is the only contract or funding vehicle from which distributions are required to be taken and we will ignore any other 403(b) Account Balances You may have. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Internal Revenue Code;

9.   On a withdrawal after the seventh (7th) Certificate Year; or

10. If You transfer your Account Balance to another MetLife approved funding vehicle and we agree in writing that none will apply.]

FREE WITHDRAWAL AMOUNT: Each Certificate Year after the first, You can make a withdrawal of a portion of Your Account Balance free from any Withdrawal Charge. The Free Withdrawal Amount each Certificate Year is equal to 10% of the Account Balance, less the total Free Withdrawal Amount previously withdrawn in the same Certificate Year. The 10% Free Withdrawal Amount may be taken in an unlimited number of partial withdrawals during that Certificate Year. This amount is non-cumulative.

Minimum Partial Withdrawal: [$500.00]

[Minimum Withdrawal Value Which must Remain in the Certificate after a Partial
Withdrawal: $2,000.00]

ANNUITY OPTION INFORMATION:
---------------------------

     1.   The Annuity Date must not be less than 30 days from the Issue Date.

     2. For Variable Income Payments, the Variable Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback and an Assumed Investment Return (AIR) of [ 3.00% - 6.00%].

     3. For Fixed Interest Income Payments, the Fixed Annuity Tables are based on the Annuity 2000 Mortality Table with 7-year age setback with interest at the Minimum Guaranteed Interest Rate for the Fixed Interest Account.


FIXED INTEREST ACCOUNT:

      Initial Interest Rate:  [%]   Initial Guarantee Period Expires: [0/0]

      Minimum Guaranteed Interest Rate: [3.00%] annually

ADMINISTRATIVE OFFICE:

MetLife
[Denver Office
1125 17th Street
Denver, CO 80202]

ENDORSEMENTS AND RIDERS ATTACHED TO THIS CONTRACT:

[Fixed Interest Account Rider for Variable Annuity

Death Benefit Rider (Standard)
Death Benefit Rider (Annual Step Up)
Guaranteed Minimum Income Benefit Rider
Purchase Payment Credit Rider
Waiver of Withdrawal Charge for Nursing Home or Hospital Confinement Rider Waiver of Withdrawal Charge for Terminal Illness Rider
Waiver of Withdrawal Charge for Disability Endorsement]



G.FFS (082/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Definitions

Account Balance
The sum of Your interests in the Investment Divisions of the Separate Account (and Your interests in any other accounts that may be included by Rider and shown on the Certificate Schedule) during an Accumulation Period.

Accumulation Unit
A unit of measure used to calculate the portion of Your Account Balance in an Investment Division of the Separate Account during the Accumulation Period.

Accumulation Period
A period prior to an Annuity Date during which You can make Purchase Payments.

Administrative Office
The office indicated on the Certificate Schedule to which notices, requests and Purchase Payments must be sent, or as otherwise directed by notice from us.

[Administrator
The Plan Administrator of Your employer's 403(b) Plan through which You make Purchase Payments to this Certificate.]

Annuitant
The natural person(s) on whose life Income Payments are based.

Annuity Date
A date on which You choose to begin receiving Income Payments. If You do not choose a date an Annuity Date will be no later than the date on which You attain the Maximum Annuitization Age shown on the Certificate Schedule.

Annuity Unit
A unit of measure used to calculate Variable Income Payments after an Annuity Date.

Attained Age
Your age on Your last birthday or Your Beneficiary's (ies') age on his/her last birthday.

Beneficiary
The person(s) You name to receive a death benefit payable under this Certificate after Your death.

Business Day
Each day that the New York Stock Exchange is open for business. The Separate Account will be valued each Business Day. A Business Day ends as of the close of regular trading on the New York Stock Exchange.

Certificate Anniversary
An anniversary of the Issue Date of this Certificate.

Certificate Year
A one-year period starting on the Issue Date and on each Certificate Anniversary thereafter.

Code
The Internal Revenue Code of 1986, as amended.

Company
Metropolitan Life Insurance Company.


[ERISA
The Employee Retirement Income Security Act of 1974.]


Fixed Income Payments
A series of payments made by us during an Income Period, which we guarantee as to dollar amount.

Income Payments
The series of payments made to the Owner or other named payee after an Annuity Date under an Annuity Option.

Income Period
A period starting on an Annuity Date during which Income Payments are payable.

Investment Division
Separate Account assets are divided into Investment Divisions. Assets of each Investment Division will be invested in shares of a Portfolio.

Issue Date
The date this Certificate was issued. The Issue Date is shown on the Certificate Schedule.


Notice
Any form of communication providing information we need either in a signed writing or another manner that we approve in advance. All Notices to us must be sent to our Administrative Office and received in good order. To be effective for a Business Day, a Notice must be received in good order prior to the end of that Business Day.

Outstanding Loan Balance
The amount You owe on Your loan, when such amount remains in Your Fixed Interest Account as collateral for the loan.

[Plan
If ERISA applies, a 403(b) arrangement which is subject to Title I of ERISA. The Certificate Schedule indicates whether ERISA applies to Your employer's 403(b) arrangement through which Purchase Payments are made to this Certificate.]

G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------

Portfolios
The investment choices available to the Investment Divisions of the Separate Account.

Purchase Payment
Any amount paid to us under this Certificate as consideration for the benefits it provides.

Separate Account
A segregated asset account of the Company designated on the Certificate
Schedule.

Variable Income Payments
A series of payments made by us during an Income Period, which vary in amount with the investment experience of each applicable Investment Division.

[Verified Amounts
The portion of Your Account Balance that the Plan Administrator tells us is 100% vested and nonforfeitable.]

Withdrawal Value
The Account Balance, less any outstanding loan balance, less any applicable withdrawal charge, less any Premium and Other Taxes, and less any applicable charges and fees as described in the Certificate Schedule or any Rider.

You/Your
The Participant/Owner named in the Certificate Schedule.

General Provisions

The Certificate
The entire Certificate consists of this Certificate and any Riders or Endorsements attached to this Certificate. We may require this Certificate be returned to us prior to the payment of any benefit. It is important to review any Riders or Endorsements included with this Certificate. In any case of conflict with any provision of this Certificate and the provisions of the Rider or Endorsement the provisions of the Rider or Endorsement will control.

Non-Participating
This Certificate will not share in any distribution by us of Company dividends.

Misstatement of Age or Sex
We may require proof of age of You or Your Beneficiary before making any payments under this Certificate that are measured by Your life or Your Beneficiary's. If the age of the measuring life has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once Income Payments have begun, any underpayments will be made up in one sum with the next Income Payment or in any other manner agreed to by us. Any overpayments will be deducted first from future Income Payments.

Protection of Proceeds
The Certificate and payments under it will be exempt from the claims of creditors to the extent permitted by law.

Reports
At least once each year before Income Payments start (except for the first Certificate Year) we will furnish You with a report showing the Account Balance and any other information as may be required by law. Reports will be sent to Your last known address.

Premium and Other Taxes
We reserve the right to deduct from the Purchase Payments or Account Balance any taxes paid by us to any governmental entity relating to this Certificate (including without limitation: premium taxes, federal, state and local withholding of income, estate, inheritance and other taxes required by law, and any new or increased state income taxes that may be enacted into law).


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------

We will, at our sole discretion, determine when taxes relate to the Certificate, including for example when they have resulted from: the investment experience of the Separate Account; receipt by us of the Purchase Payments; commencement of Income Payments, payment of death benefits; or partial and full withdrawals; and any new or increased taxes which become effective that are imposed on us and which relate to Purchase Payments, Earnings, gains and losses, fees and charges under the Certificate.

We may, at our sole discretion pay taxes when due and make a deduction from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.

Evidence of Survival
We may require proof that any person(s) on whose life Income Payments are based is alive. We reserve the right to discontinue Income Payments until satisfactory proof is received.

Modification of Certificate
This Certificate may be changed by us in order to maintain compliance with applicable state and federal law. This Certificate may be changed or altered only in a writing signed by our President, Vice-President, or Secretary.

Inactive Certificate
We may terminate this Certificate, if permitted by law, by paying You the Account Balance, less any outstanding loan balance, in one sum if prior to You attaining the Maximum Annuitization Age. You make no Purchase Payments for [24][36] consecutive months and the Account Balance on or after the end of such period is less than $2,000.00.

Ownership and Assignment Provisions

Ownership Rights
You have all the interest and rights under this Certificate.

Assignment
You may not assign Your rights under this Certificate [You may borrow amounts from Your [Fixed Interest] Account Balance within specified limits as described in the Loan Rider].


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Beneficiary Provisions

Beneficiary
The Beneficiary is the person(s) named on the Certificate Schedule to receive benefits after You die. [If ERISA applies, Your surviving spouse will be Your beneficiary unless he or she has given Qualified Consent otherwise.] Unless You provide otherwise, the death benefit will be paid to or in equal shares as follows:

     1. to the primary Beneficiary(ies) who survive You; or if there are none, then
     2. to the contingent Beneficiary(ies) who survive You; or if there are none, then
     3.   to Your estate.

Change of Beneficiary
You may change the primary Beneficiary or contingent Beneficiary. [If ERISA applies and You are married, Your spouse must provide Qualified Consent if You change the primary beneficiary to someone other than Your spouse for more than 50% of the death benefit. We may require the approval of the Administrator on any change of beneficiary.] A change may be made by filing a Notice with us. The change will take effect as of the date the Notice is signed, but we will not be liable for any payment made or action taken before we have recorded the change.

Purchase Payment Provisions

Purchase Payments
The initial Purchase Payment will be applied as of the later of the Issue Date or the date the payment is received by us at our Administrative Office. We reserve the right to refuse Purchase Payments in excess of the amount of Maximum Total Purchase Payments described in the Certificate Schedule.

Allocation of Purchase Payments
You choose how Purchase Payments are allocated subject to any allocation requirements imposed by the Company or if ERISA applies, the Plan Sponsor. We reserve the right to impose restrictions on allocations. You may change Your allocation for new Purchase Payments by telling us. The change will be effective upon receipt at our Administrative Office.

Tax-Deferred and After-Tax Purchase Payments

[We will [not] [also] accept employee after-tax Purchase Payments or any other after-tax deposit.]

If We agree, we may also accept additional types of Purchase Payments, but only to the extent permitted under the Code, ERISA and Your Employer's Tax Sheltered Annuity plan.


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Account Balance Provisions

Account Balance
Your Account Balance for any Business Day is the sum of Your interests in the Investment Divisions of the Separate Account (and Your interests in any other account options that are included by Rider) as of such Business Day.

The portion of Your Account Balance in an Investment Division is determined by multiplying the number of Accumulation Units allocated to the Certificate for that Investment Division by its Accumulation Unit Value.

Charges and Fees
We will deduct charges and fees from Your Account Balance as described on the Certificate Schedule (or in any applicable Rider).

Separate Account Provisions

The Separate Account
The Separate Account is designated on the Certificate Schedule and consists of assets that are kept separate from our General Account assets and all of our other segregated asset accounts. We own the assets of the Separate Account. The Separate Account will not be charged with liabilities that arise from any business we may conduct. We will add amounts to the Separate Account from other contracts of ours.

The Separate Account is divided into Investment Divisions, each of which buys shares in a corresponding Portfolio. Thus, the Separate Account does not invest directly in stocks, bonds, etc.

Investments of the Separate Account
Purchase Payments applied to the Separate Account are allocated to the Investment Divisions. We may, from time to time, add additional Portfolios to the Separate Account. You may be permitted to transfer all or a portion of Your Account Balance, less any outstanding loan balance, to the Investment Divisions that invest in the additional Portfolio(s). However, the right to make any transfer will be limited by any terms and conditions in effect at the time of transfer.

We can close, add or remove Portfolios as Investment Division investments as permitted by law. When a change is made, we will send You a revised prospectus for the Separate Account, which will describe all of the Portfolios then available under the Certificate and/or any notice required by law. When a Portfolio is removed, we have the right to substitute a different Portfolio in which the Investment Division will then invest the value of the removed Portfolio.

Change in Operation
We may make certain changes to the Separate Account if we think they would best serve the interests of participants in or owners of similar contracts or would be appropriate in carrying out the purposes of such contracts. Any changes will be made only to the extent and in the manner permitted by applicable laws. Also, when required by law, we will obtain approval of the changes from You [and if ERISA applies, the Plan sponsor] and any appropriate regulatory authority.

Examples of changes to the Separate Account that we may make include:


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------

     . To transfer assets in an Investment Division to another Investment Division, or to one or more other separate accounts, or to our General Account; or to add, combine, or close or remove Investment Divisions in the Separate Account.
     . To substitute, for the shares held in any Portfolio, the shares of another class of share or the shares of another fund or any other investment permitted by law.

If any changes result in material change in the underlying investments of an Investment Divisions to which an amount is allocated under the Certificate, we will notify You of the change. You may then make a new choice of Investment Divisions.

Accumulation Unit
Accumulation Units shall be used to account for all amounts put into or taken from an Investment Division of the Separate Account as a result of Purchase Payments, withdrawals, transfers, or fees and charges. We will determine the number of Accumulation Units of an Investment Division purchased or canceled. This is done by dividing the amount put into (or the amount taken from) the Investment Division, by the dollar value of one Accumulation Unit of the Investment Division as of the end of the Business Day during which the transaction (or for Purchase Payments by the end of the Business Day following the day the Purchase Payment) is received by us in good order at our Administrative Office.

Accumulation Unit Value
The initial Accumulation Unit Value for each Investment Division was set by us. Subsequent Accumulation Unit values for each Investment Division are determined by multiplying the Accumulation Unit Value for the immediately preceding Business Day by the Net Investment Factor of the Investment Division for the current Business Day.

The Accumulation Unit Value may increase or decrease from Business Day to Business Day.

To the extent permitted by law, we may change when we calculate the Accumulation Unit Value by giving You 30 days notice; or delay calculation of the Accumulation Unit Value if an emergency exists, making valuation of assets in the Separate Account not reasonably practicable, or the Securities and Exchange Commission permits such deferral.

Net Investment Factor
The Net Investment Factor for each Investment Division is determined by dividing A by B and multiplying by (1-C) where:

A is (i) the net asset value per share of the Portfolio held by the Investment Division at the end of the current Business Day; plus

     (ii) any dividend or capital gains per share declared on behalf of such Portfolio that has an ex-dividend date as of the current Business Day.

B is the net asset value per share of the Portfolio held by the Investment Division for the immediately preceding Business Day.

C is (i) the Separate Account Charges which are shown on the Certificate Schedule for each day since the last Business Day. The daily charge is equal to the annual Separate Account Charges divided by 365; plus

     (ii) a charge factor, if any, for any taxes or any tax reserve we have established as a result of the operation of this Investment Division.


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Transfer Provisions

You may make certain transfers of Your Account Balance, less any outstanding loan balance, as described below. We will not be liable for any transfers made in accordance with Your instructions (or instructions from Your designee if we agree to accept instructions from such designee). All transfers made on the same Business Day will be treated as one transfer. A transfer will be made as of the end of a Business Day when we receive all the required information necessary to process the request in good order at our Administrative Office. All transfers will be subject to the following:

1. we reserve the right to limit the maximum number of transfers per Certificate Year;

2.   we reserve the right to charge a fee for transfers;

3.   we reserve the right to limit the dollar amounts of transfers;

4. Your right to make transfers is subject to limitations or modification by us if we determine, in our sole opinion that the exercise of the right by one or more owners with interests in the Investment Division is, or would be, to the disadvantage of other owners. Restrictions may be applied in any manner reasonably designed to prevent any use of the transfer right that is considered by us to be to the disadvantage of other owners. A limitation or modification could be applied to transfers to, or from, one or more of the Investment Divisions and could include, but is not limited to:

     (a)  the requirement of a minimum time period between each transfer;
     (b) not accepting a transfer request from a third party acting under authorization on behalf of more than one contract or Certificate Owner;
     (c) limiting the dollar amount that You may transfer between the Investment Divisions at any one time;
     (d)  requiring that You must sign a written transfer request;

5. to the extent permitted by applicable law, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios under the Separate Account. In addition, in accordance with applicable law, we reserve the right to modify or terminate the transfer privilege at any time.

Transfers During the Accumulation Period
During the Accumulation Period, You [or if ERISA applies, the Administrator] may ask us to transfer any portion of Your Account Balance, less any outstanding loan balance, from one Investment Division to another (or to any other account options included by Rider as allowed under that Rider).

Transfers do not change the allocation instructions for future Purchase Payments or any pre-scheduled transfers. We reserve the right to waive any transfer limitations or fees.

Transfers During the Income Period
Transfers made during the Income Period are subject to the following:

1.   You may not make a transfer to the Separate Account from Fixed Income
     Payments;
2. transfers among Investment Divisions will be made by converting the number of Annuity Units being transferred to the number of Annuity Units of the Investment Division to which the transfer is made, so that the next Variable Income Payment, if it were made on the transfer date, would be the same as it would have been without the transfer. Thereafter, Variable Income Payments will be computed based on the new number of Annuity Units
3. You may make a transfer from the Separate Account to be applied to Fixed Income Payments. The amount transferred from an Investment Division of the Separate Account will equal (a) the number of Annuity Units representing Your interest in the Investment Division that is being transferred, multiplied by (b) the Annuity Unit value for that Investment Division, multiplied by (c) the present value of $1.00 per payment period for the remaining Income Period based on the Attained Age of the Annuitant at the time of transfer, and calculated using the same actuarial basis as the Variable Annuity Rates applied on the Annuity Date for the Annuity Option chosen. Amounts transferred to Fixed Income Payments will be applied under the Annuity Option chosen at the Attained Age of the Annuitant at the time of the transfer. All amounts and Annuity Unit values will be determined as of the end of the Business Day on which we receive the request in good order at our Administrative Office.


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Death Benefit Provisions

Your Death During the Accumulation Period
During the Accumulation Period, the death benefit will be paid to Your Beneficiary(ies) upon Your death.

Death Benefit Amount During the Accumulation Period
The "Death Benefit Amount" is the Account Balance less any outstanding loan balance determined as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method. If the death benefit is not paid immediately in a lump sum, any portion of the Death Benefit Amount in the Separate Account remains in the Separate Account until distribution begins. Your Beneficiary(ies) may not make transfers. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will continue to be subject to investment risk. This risk is borne by the Beneficiary(ies).

Death Benefit Options During the Accumulation Period if You Die Before Your Required Beginning Date
In the event You die during the Accumulation Period and before the later of when You reach age 70 1/2 or retire from employment with the Employer maintaining the section 403(b) plan, Your Beneficiary(ies) must choose payment of the death benefit under one of the options below (unless You have previously chosen an option):

     Option 1--Payment of the entire death benefit by the end of the calendar
     --------
     year that includes the fifth anniversary of Your death.

     Option 2--Payment of all or part of the death benefit under an Annuity
     --------
     Option or other option acceptable to us over the lifetime of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary with distribution beginning by the end of the calendar year following the year You died, or by such later date as permitted under the Code.

Any portion of the death benefit not applied under Option 2 must be distributed under Option 1.

Death Benefit Options If You Die during the Accumulation Period and after Your Required Beginning Date
If You die during the Accumulation Period and after the later of when You reach age 70 1/2 or retire from employment with the employer maintaining the Section 403(b) Plan , the Death Benefit Amount must be paid to Your Beneficiary(ies) under one of the options below (unless You have previously chosen an option):

     Option 1 - Payment of the entire death benefit in a lump sum by the end of
     --------
     the calendar year following the year of Your death; or

     Option 2 - Payment of all or part of the death benefit under an Annuity
     --------
     Option or other option permitted under the Code and acceptable to us with distribution beginning by the end of the calendar year following the year of Your death, unless permitted to begin later under the Code.

     Any portion of the death benefit not applied under Option 2 must be distributed under Option 1.

Your Death During the Income Period
-----------------------------------
If You die during the Income Period, any remaining payments under the Annuity Option chosen will continue at least as rapidly as under the method of distribution in effect at the time of Your death. Upon Your death during the Income Period, the Beneficiary becomes entitled to exercise Your rights.

Payment of Death Benefit

We will require Notice of both due proof of death and an acceptable election for the payment method before any death benefit is paid. Our obligations are subject to all payments made and actions taken by us before our receipt of Notice of due proof of death.

Any death benefit will be paid in accordance with applicable law or regulations governing death benefit payments.


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Withdrawal Provisions

Withdrawals
Prior to the Annuity Date, You [or if ERISA applies, the Administrator] may, upon Notice to us, make a full or partial withdrawal of the Withdrawal Value. Withdrawals are only allowed to the extent permitted under Federal income tax rules.

Amounts subject to the withdrawal restrictions under the Federal income tax rules, may only be transferred to contracts or accounts with the same or stricter restrictions.

If You make a partial withdrawal from Your [Account Balance , we will [first] withdraw any amounts from [Purchase Payments] [those Verified Amounts that are deposits] , and will then withdraw other amounts from any [Verified Amounts that are] [earnings] on such deposits , in each case on a "first-in, first-out"
(FIFO) basis. To determine from what amounts a withdrawal is taken for tax purposes, we will apply tax rules which may be different.

For partial withdrawals, we multiply the amount to which the Withdrawal Charge applies by the percentage shown on the Certificate Schedule, keep the result as a Withdrawal Charge and pay You the rest.

For a full withdrawal we multiply the amount to which the Withdrawal Charge applies by the percentage shown on the Certificate Schedule, keep the result as a Withdrawal Charge and pay You the rest.

[If ERISA applies, if the Administrator tells us that this is necessary to apply the terms of the Plan, any withdrawal will require a statement from the Administrator indicating the Verified Amounts that You may withdraw. If the Administrator tells us to remove amounts from your Account Balance and tells us that such amounts are not Verified Amounts, we will do so.]

[If ERISA applies, the Administrator of Your Plan has instructed us to deduct a [$25] recordkeeping fee from Your Account Balance [annually at the end of each certificate year on a "first-in", "first out" basis from Purchase Payments and then from Earnings on such Purchase Payments,] [to be paid to us in accordance with the terms of Your employer's Plan]. We will deduct the recordkeeping fee until we are directed otherwise by the Administrator. [All such recordkeeping fees deducted from Your Certificate will not be subject to any applicable Withdrawal Charge.] [Such fee will be sent by us directly to the third party service provider specified by the Administrator]. The fee is a requirement of Your Plan and is not a Certificate charge imposed by MetLife.]
                 ---

Any withdrawal request You make must be signed by You [if ERISA applies, and the Administrator] and must clearly state the account (and Investment Division, if any) from which the withdrawal is to be made. The minimum withdrawal is [$500] or Your entire [Verified Amounts in an] account or investment division [balance], if less.

A withdrawal will result in the cancellation of Accumulation Units from each applicable Investment Division of the Separate Account in the ratio that the portion of the Account Balance in the Investment Division bears to the total Account Balance, less any outstanding loan balance. Any other account options included by Rider may be similarly reduced as detailed in such Rider. If another method is desired, You must specify in a Notice to us from which Investment Division(s) (or other accounts included by Rider) values are to be withdrawn.

Each partial withdrawal must be for an amount, which is not less than the minimum shown on the Certificate schedule, or, if smaller, the remaining Withdrawal Value.

To the extent permitted by law we will treat Your request as a request for a full withdrawal if Your Account Balance, less any outstanding loan balance, is not sufficient to pay both the requested withdrawal and the Withdrawal Charge, or if the withdrawal leaves an Account Balance that is less than the Minimum Account Balance as shown on the Certificate Schedule.

Withdrawal Charge
Upon withdrawal of all or a portion of the Account Balance, a Withdrawal Charge as described on the Certificate schedule may be assessed. We may waive the Withdrawal Charge if we agree in writing that none will apply. For example, we may waive the Withdrawal Charge if You directly transfer the amount withdrawn to a funding vehicle pre-approved by us.


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
[Special Rules Applicable to Purchase Payments Made Under a 403(b) Plan Subject
-------------------------------------------------------------------------------
to ERISA
--------

If Purchase Payments to Your Certificate have been made under a 403(b) plan subject to the Employee Retirement Income Security Act (ERISA) and You are married, Your spouse must give Qualified Consent whenever You elect to:

     a. choose Income Payments other than on a qualified joint and survivor basis (one under which we pay You for Your life and then make payments reduced by no more than 50% to Your spouse for his or her remaining life, if any);
     b.   make a withdrawal;
     c.   [take a loan under this Certificate;]
     d. [designate a Beneficiary other than the spouse for more than 50% of the death benefit.]

[ERISA Claim Procedures
-----------------------

Consult Your Summary Plan Description ("SPD") for any special rules and/or procedures that may apply in respect to submitting and disputing any claims under Your ERISA plan.]

[Effect of the Plan on this Certificate
---------------------------------------

Since Your Purchase Payments are made under the Plan, all or some of Your rights as described in this Certificate are subject to the terms of the Plan. You should consult the terms of the Plan document to determine whether there are any Plan provisions which may limit or affect Your rights under this Certificate. Such rights may, for example, relate to Purchase Payments, Withdrawals, Transfers, the Death Benefit, income plan options, and loans. Thus, if part of Your Account Balance represents non-vested employer contributions, You may not be permitted to withdraw these amounts and the early withdrawal charge calculations may not include these amounts. We may rely on the statements of the Administrator as to the terms of the Plan. We will not be responsible for determining what Your Plan says.]

[Special Rules Applicable to Participants in the Texas Optional Retirement
Program

If this Certificate was issued to You as a participant in the Texas Optional Retirement Program, the following restrictions will also apply:

..    No withdrawals may be made unless You retire, terminate employment in all
     Texas institutions of higher education, as defined under Texas law, or die.

..    Any withdrawal will require:
     (1) a written statement from the appropriate Texas institution of higher education, verifying Your vesting status and (if applicable) termination of employment, and
     (2) a written statement from You (except in the case of death) that You are not transferring employment to another Texas institution of higher education.

..    If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the State's matching contribution will be refunded to the appropriate Texas institution.

..    No loans will be allowed.

We may change these restrictions or add others without Your consent to the extent necessary to maintain compliance with the laws and regulations applicable to the Texas Optional Retirement Program.]


G.FFS (08/02)

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
Annuity Provisions

Election of Annuity Option
You (or Your Beneficiary if You die before Your Annuity Date) choose the Annuity Option in a form satisfactory to us. We will automatically send You information about Annuity Options before Your Annuity Date. If You do not choose an Annuity Option, make a full withdrawal by time You attain the Maximum Annuitization Age, or ask us to continue the Certificate by the time You attain the Maximum Annuitization Age, we will automatically pay You under Option 2--Life Annuity with Ten (10) Years of Income Payments Guaranteed. You can make or change or revoke Your Annuity Option choice before the death benefit becomes payable or the Annuity Date, whichever occurs first.

Notwithstanding anything in this Certificate to the contrary, only income plans which comply with the Federal income tax law (including without limitation Code
Section 401(a)(9)) and ERISA will be permitted.

Your Annuity Options
You may choose to receive Income Payments monthly, quarterly, semi-annually or annually. The following Annuity Options, or any other options acceptable to You and us, may be chosen:

     Life Income Annuity
     Income Payments that are paid as long as You are alive.

     Life Income Annuity with a Guarantee Period
     Income Payments that continue as long as You are alive but are guaranteed to be paid for a number of years.

     Life Income for Two
     Income Payments that are paid as long as You or Your joint annuitant is living.

     Life Income Annuity for Two with a Guarantee Period
     Income Payments that continue as long as either You or Your joint annuitant is living but are guaranteed to be paid for a number of years.

Your Beneficiary's Annuity Options
If You die before Your Annuity Date, Your Beneficiary(ies) may choose to receive Income Payments monthly, quarterly, semi-annually or annually. The following Annuity Options, or any other options acceptable to You and us, may be chosen:

     Life Income Annuity
     Income Payments that are paid as long as Your Beneficiary is alive.

     Life Income Annuity with a Guarantee Period
     Income Payments that continue as long as Your Beneficiary is alive but are guaranteed to be paid for a number of years.

Income Payments
You or Your Beneficiary can choose to have the Annuity Option paid as Fixed Income Payments or Variable Income Payments or a combination. Fixed Income Payments are guaranteed as to dollar amount. Variable Income Payments will reflect the investment experience of the Separate Account in accordance with the allocation of the Account Balance to the Investment Divisions. You will be the payee of the Income Payments.

The Adjusted Account Balance is the Account Balance, less any outstanding loan balance, premium taxes and other taxes, and any applicable charges and fees as described in the Certificate Schedule (or any Rider). The Adjusted Account Balance is determined on the Annuity Calculation Date, which is a Business Day no more than [ten] Business Days prior to the Annuity Date.

The Adjusted Account Balance on the Annuity Calculation Date is applied to the applicable Fixed and/or Variable Annuity Tables for the Annuity Option chosen to determine the first Income Payment. The amount of the first payment for each $1,000 of Adjusted Account Balance is shown in the Annuity Tables. You may apply a portion of Your Adjusted Account Balance to an Annuity Option subject to our published rules.

If, as of the Annuity Calculation Date, the then current Annuity rates applicable to this class of contracts provide an Income Payment greater than the one guaranteed under this Certificate for the same Annuity Option, then the greater payment will be made.

Fixed Income Payments
Fixed Income Payments are based upon the Annuity Option chosen, Your (or Your Beneficiary's) Attained Age, and the appropriate Fixed Annuity Table. These payments will be reduced by any applicable charges and fees as described in the Certificate Schedule (or any Rider).

Variable Income Payments
Variable Income Payments are not predetermined as to dollar amount; and will increase or decrease in proportion to the amount that the Net Investment Factor exceeds the Assumed Investment Return chosen.


G.FFS (08/02)

                                                                  Exhibit (4)(a)


--------------------------------------------------------------------------------

The dollar amount of the first Variable Income Payment is determined based upon the Annuity Option chosen, Your (or Your Beneficiary's) Attained Age, and the appropriate Variable Annuity Table. This payment will be reduced by any applicable charges and fees as described in the Certificate Schedule (or any Rider).

After the first payment the dollar amount of the Variable Income Payment for each Investment Division will be determined as follows:

     The number of Annuity Units for each Investment Division is multiplied by the Investment Division's Annuity Unit value for the Business Day that the Variable Income Payment is being calculated. This result is the dollar amount of the payment for that Investment Division, less any applicable charges and fees as described in the Certificate Schedule (or any Rider).

     The number of Annuity Units for each Investment Division is initially established by dividing the dollar amount of the first Variable Income Payment applicable to an Investment Division by that Investment Division's Annuity Unit value as of the Annuity Calculation Date. This number of Annuity Units remains fixed during the Income Period, unless You make transfers to or from the Investment Division. A new number of Annuity Units for the Investment Division would be computed to reflect such transfers.

The total dollar amount of each Variable Income Payment is the sum of all Investment Division Variable Income Payments.

Annuity Unit
The initial Annuity Unit Value for each Investment Division of the Separate Account was set by us.

The subsequent Annuity Unit value for each Investment Division is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the Investment Division's Net Investment Factor for the current Business Day and multiplying the result by a factor for each day since the last Business Day which offsets the Assumed Investment Return used to develop the Variable Annuity Tables. You choose the Assumed Investment Return (which must be acceptable to us) to be used at or before the Annuity Date. Upon thirty (30) days Notice, prior to the Annuity Date, You may change the chosen Assumed Investment Return. If You do not choose an Assumed Investment Return, the Assumed Investment Return will be as described in the Certificate Schedule.

Frequency and Amount of Income Payments
Income Payments will be paid as monthly installments or at any frequency acceptable to You and us. If the amount of the Adjusted Account Balance to be applied under an Annuity Option is less than $5,000, we reserve the right to make one lump sum payment in lieu of Income Payments.

Basis of Payments
The Annuity Tables are based on the tables defined under the Annuity Option Information described in the Certificate Schedule. We guarantee that the dollar amount of each Variable Income Payment after the first Variable Income Payment for that Annuity Date will not be affected by variations in actual mortality experience or expenses, but only by investment experience. The amount of each Fixed Income Payment is guaranteed by us.


G.FFS (08/02)

                                                                  Exhibit (4)(a)


--------------------------------------------------------------------------------
Suspension or Deferral of Payments or Transfers

We reserve the right to suspend or postpone payments of any amounts due under the Certificate when permitted under applicable Federal or state laws, rules and regulations. We reserve the right to suspend or postpone payments from the Separate Account for a death benefit, withdrawal or transfer for any period when:

1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

2.   trading on the New York Stock Exchange is restricted;

3. an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of the Owners.

The applicable rules and regulations of the Securities and Exchange Commission will govern as to whether the conditions described in (2) and (3) exist.


G.FFS (08/02)

                                                                  Exhibit (4)(a)


--------------------------------------------------------------------------------

                              Fixed Annuity Table

                        AMOUNT OF FIRST MONTHLY PAYMENT

                          PER $1000 OF CONTRACT VALUE

Annuitant Only

Option 1: Life Annuity                         Option 2: Life Annuity with 10 Years
                                               Of Income Annuity Payments
                                               Guaranteed

    Attained Age                                  Attained Age
    of Annuitant           Unisex                 of Annuitant           Unisex
-------------------------------------          ------------------------------------
         55                 3.81                        55                3.79
         60                 4.12                        60                4.09
         65                 4.53                        65                4.48
         70                 5.09                        70                4.99
         75                 5.87                        75                5.64
         80                 6.96                        80                6.46
         85                 8.54                        85                7.40

Option 3: Joint and Last Survivor Life Annuity
                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant     10 Years   5 Years   Same       5 Years        10 Years
Unisex            Younger   Younger   Age         Older          Older
-------------------------------------------------------------------------
55                 3.23       3.34    3.44        3.53            3.61
60                 3.40       3.53    3.66        3.78            3.88
65                 3.61       3.78    3.95        4.11            4.25
70                 3.88       4.11    4.34        4.56            4.74
75                 4.25       4.56    4.87        5.17            5.42
80                 4.74       5.17    5.62        6.03            6.38
85                 5.42       6.03    6.68        7.27            7.75

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments
          Guaranteed

                        Age of Joint Annuitant - Unisex

Attained Age

Annuitant        10 Years   5 Years   Same       5 Years        10 Years
Unisex            Younger   Younger   Age         Older          Older
-------------------------------------------------------------------------
55                 3.23       3.34    3.44        3.53            3.61
60                 3.40       3.53    3.66        3.78            3.88
65                 3.61       3.78    3.95        4.11            4.24
70                 3.88       4.11    4.34        4.55            4.72
75                 4.24       4.55    4.86        5.14            5.37
80                 4.72       5.14    5.56        5.93            6.20
85                 5.37       5.93    6.48        6.92            7.19

Monthly installments for ages not shown will be furnished on request.


G.FFS (08/02)



                                     [14]

                                                                  Exhibit (4)(a)

--------------------------------------------------------------------------------
[Variable Annuity Tables - AIR 3%

                        AMOUNT OF FIRST MONTHLY PAYMENT

                          PER $1000 OF CONTRACT VALUE

Annuitant Only

Option 1: Life Annuity        Option 2: Life Annuity
                              with 10 Years Of Income
                              Annuity Payments Guaranteed

    Attained Age                Attained Age of
    of Annuitant    Unisex         Annuitant      Unisex
---------------------------   ---------------------------
         55          3.81              55         3.79
         60          4.12              60         4.09
         65          4.53              65         4.48
         70          5.09              70         4.99
         75          5.87              75         5.64
         80          6.96              80         6.46
         85          8.54              85         7.40

Option 3: Joint and Last Survivor Life Annuity
                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant        10 Years   5 Years   Same  5 Years     10 Years
Unisex              Younger    Younger   Age    Older       Older
-------------------------------------------------------------------
55                    3.23       3.34    3.44    3.53       3.61
60                    3.40       3.53    3.66    3.78       3.88
65                    3.61       3.78    3.95    4.11       4.25
70                    3.88       4.11    4.34    4.56       4.74
75                    4.25       4.56    4.87    5.17       5.42
80                    4.74       5.17    5.62    6.03       6.38
85                    5.42       6.03    6.68    7.27       7.75

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant        10 Years   5 Years   Same  5 Years     10 Years
Unisex              Younger    Younger   Age    Older       Older
-------------------------------------------------------------------
55                    3.23       3.34    3.44    3.53       3.61
60                    3.40       3.53    3.66    3.78       3.88
65                    3.61       3.78    3.95    4.11       4.24
70                    3.88       4.11    4.34    4.55       4.72
75                    4.24       4.55    4.86    5.14       5.37
80                    4.72       5.14    5.56    5.93       6.20
85                    5.37       5.93    6.48    6.92       7.19

Monthly installments for ages not shown will be furnished on request.]


G.FFS (08/02)


                                     [15]

                                                                  Exhibit (4)(a)


--------------------------------------------------------------------------------
[Variable Annuity Tables - AIR 4%

                        AMOUNT OF FIRST MONTHLY PAYMENT

                          PER $1000 OF CONTRACT VALUE

Annuitant Only

Option 1: Life Annuity             Option 2: Life Annuity with 10
                                   Years Of Income Annuity
                                   Payments Guaranteed

  Attained Age of                     Attained Age of
     Annuitant        Unisex             Annuitant         Unisex
-----------------------------      -------------------------------
        55             4.41                 55              4.39
        60             4.71                 60              4.68
        65             5.12                 65              5.05
        70             5.67                 70              5.55
        75             6.44                 75              6.19
        80             7.54                 80              6.99
        85             9.13                 85              7.91

Option 3: Joint and Last Survivor Life Annuity
                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant        10 Years   5 Years   Same  5 Years      10 Years
Unisex              Younger    Younger   Age    Older        Older
---------------------------------------------------------------------
55                    3.85       3.94    4.03    4.12         4.20
60                    4.00       4.12    4.24    4.36         4.46
65                    4.20       4.36    4.52    4.67         4.81
70                    4.46       4.67    4.89    5.11         5.29
75                    4.81       5.11    5.42    5.71         5.96
80                    5.29       5.71    6.15    6.57         6.91
85                    5.90       6.57    7.21    7.81         8.29

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant        10 Years   5 Years   Same  5 Years      10 Years
Unisex              Younger    Younger   Age    Older        Older
---------------------------------------------------------------------
55                    3.85       3.94    4.03    4.12         4.20
60                    4.00       4.12    4.24    4.36         4.45
65                    4.20       4.36    4.52    4.67         4.80
70                    4.45       4.67    4.89    5.10         5.27
75                    4.80       5.10    5.40    5.68         5.90
80                    5.27       5.68    6.09    6.45         6.72
85                    5.90       6.45    6.99    7.42         7.70

Monthly installments for ages not shown will be furnished on request.
AIR 4%


G.FFS (08/02)



                                     [16]

                                                                  Exhibit (4)(a)


--------------------------------------------------------------------------------
[Variable Annuity Tables - AIR 5%

                        AMOUNT OF FIRST MONTHLY PAYMENT

                          PER $1000 OF CONTRACT VALUE

Annuitant Only

Option 1: Life Annuity         Option 2: Life Annuity with
                               10 Years Of Income Annuity
                               Payments Guaranteed

   Attained Age                   Attained Age
   of Annuitant   Unisex          of Annuitant     Unisex
-------------------------      ---------------------------
        55         5.03                55           5.01
        60         5.33                60           5.28
        65         5.72                65           5.65
        70         6.26                70           6.12
        75         7.03                75           6.75
        80         8.13                80           7.53
        85         9.73                85           8.42

Option 3: Joint and Last Survivor Life Annuity
                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant         10 Years   5 Years   Same  5 Years   10 Years
Unisex               Younger    Younger   Age    Older      Older
------------------------------------------------------------------
55                     4.50       4.58    4.66    4.74      4.81
60                     4.63       4.74    4.85    4.96      5.06
65                     4.81       4.96    5.11    5.26      5.39
70                     5.06       5.26    5.47    5.68      5.86
75                     5.39       5.68    5.98    6.27      6.52
80                     5.86       6.27    6.70    7.12      7.47
85                     6.52       7.12    7.75    8.35      8.84

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant         10 Years   5 Years   Same  5 Years   10 Years
Unisex               Younger    Younger   Age    Older      Older
------------------------------------------------------------------
55                     4.50       4.58    4.66    4.74      4.81
60                     4.63       4.74    4.85    4.96      5.06
65                     4.81       4.96    5.11    5.26      5.38
70                     5.06       5.26    5.47    5.67      5.84
75                     5.38       5.67    5.96    6.23      6.45
80                     5.84       6.23    6.63    6.99      7.26
85                     6.45       6.99    7.52    7.94      8.22

Monthly installments for ages not shown will be furnished on request.]


G.FFS (08/02)


                                     [17]

                                                                  Exhibit (4)(a)


--------------------------------------------------------------------------------
[Variable Annuity Tables - AIR 6%

                        AMOUNT OF FIRST MONTHLY PAYMENT

                          PER $1000 OF CONTRACT VALUE

Annuitant Only

Option 1: Life Annuity              Option 2: Life
                                    Annuity with 10 Years Of
                                    Income Annuity Payments
                                    Guaranteed

   Attained Age of                     Attained Age of
      Annuitant       Unisex              Annuitant      Unisex
-----------------------------       ----------------------------
         55            5.68                  55           5.65
         60            5.96                  60           5.91
         65            6.34                  65           6.26
         70            6.87                  70           6.72
         75            7.63                  75           7.32
         80            8.73                  80           8.08
         85           10.33                  85           8.95

Option 3: Joint and Last Survivor Life Annuity
                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant        10 Years   5 Years   Same  5 Years      10 Years
Unisex              Younger    Younger   Age    Older         Older
--------------------------------------------------------------------
55                    5.18       5.25    5.32    5.39         5.46
60                    5.29       5.39    5.49    5.59         5.68
65                    5.46       5.59    5.73    5.87         6.00
70                    5.68       5.87    6.07    6.27         6.45
75                    6.00       6.27    6.56    6.84         7.09
80                    6.45       6.84    7.27    7.68         8.03
85                    7.09       7.68    8.31    8.90         9.40

Option 4: Joint and Last Survivor Annuity with 10 Years of Income Payments Guaranteed

                        Age of Joint Annuitant - Unisex

Attained Age
Of Annuitant        10 Years   5 Years   Same  5 Years      10 Years
Unisex              Younger    Younger   Age    Older         Older
--------------------------------------------------------------------
55                    5.18       5.25    5.32    5.39         5.46
60                    5.29       5.39    5.49    5.59         5.68
65                    5.46       5.59    5.73    5.87         5.99
70                    5.68       5.87    6.06    6.26         6.42
75                    5.99       6.26    6.54    6.80         7.02
80                    6.42       6.80    7.19    7.54         7.81
85                    7.02       7.54    8.05    8.47         8.74

Monthly installments for ages not shown will be furnished on request.]


G.FFS (08/02)


                                     [18]

                                                                  Exhibit (4)(a)


                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010


--------------------------------------------------------------------------------

FIXED INTEREST ACCOUNT RIDER FOR VARIABLE ANNUITY

This Rider is part of the Certificate to which it is attached and is effective upon issuance. In the case of a conflict with any provision of the Certificate, the provisions of this Rider will control. This Rider amends the Certificate as follows:

I. DEFINITIONS - The following replaces the definition of "Account Balance" in the "Definitions" section:


ACCOUNT BALANCE:             The sum of Your interest in the Investment
                             Divisions of the Separate Account and Your interest in this Fixed Interest Account option (and any other account options that may be included by Rider).

The following is added to the "Definitions" section:

FIXED INTEREST ACCOUNT:      This option is backed by our General Account and
                             pays interest guaranteed by us on Purchase Payments or transfers allocated to it. It does not share in the investment experience of any Investment
                             Division of the Separate Account.

II. FIXED INTEREST ACCOUNT - The following is added to the Certificate:


                       FIXED INTEREST ACCOUNT PROVISIONS

     FIXED INTEREST ACCOUNT - You can choose to have Purchase Payments allocated to the Fixed Interest Account. During the Accumulation Period You can transfer any portion of Your Account Balance, less any outstanding loan balance, to the Fixed Interest Account from the Separate Account and to the Separate Account from the Fixed Interest Account, subject to the terms of this Certificate.

     FIXED INTEREST ACCOUNT VALUE - Your Fixed Interest Account Value at any time during the Accumulation Period is equal to:


          1.   The Purchase Payments allocated to the Fixed Interest Account;
               plus

          2. The amounts transferred from other options to the Fixed Interest Account; plus

          3.   Interest credited to the Fixed Interest Account; less

          4. Any withdrawals taken from the Fixed Interest Account and any applicable charges; less

          5. Any amounts transferred to other options from the Fixed Interest Account; less

          6. Any fees, charges or any applicable premium and other taxes deducted from the Fixed Interest Account; less

          7.   Any outstanding loan balance.


     INTEREST TO BE CREDITED - We guarantee that the interest credited to Your Fixed Interest Account Value will not be less than the Fixed Interest Account Minimum Guaranteed Interest Rate shown on the Certificate Schedule. We may credit additional interest at our discretion.

     The interest rate for each amount allocated to the Fixed Interest Account is set by us in advance on the beginning of each calendar quarter (January 1, April 1, etc.). The declared interest rate in effect when a new Purchase Payment is received will be credited on that Purchase Payment from the date it is received until the last day of the calendar quarter of the following year, at which time a renewal rate will be set. Thereafter, each




G.ML-500 (08/02)

                                                                  Exhibit (4)(a)

     year a renewal rate will apply to that amount plus the interest previously credited to that amount. The renewal rate will be set by us in advance and will apply for 12 months.

     Interest will be credited to the Fixed Interest Account on a daily basis.

     RESTRICTION OF PURCHASE PAYMENTS AND TRANSFERS TO THE FIXED INTEREST ACCOUNT - We reserve the right to restrict Purchase Payments and transfers to the Fixed Interest Account:

     . If the effective annual rate of interest that would apply to a new Purchase Payment to the Fixed Interest Account is the Fixed Interest Account Minimum Guaranteed Rate shown on the Certificate Schedule; or

     . If the Certificate's Fixed Interest Account Value equals or exceeds our published maximum for the Fixed Interest Account.

     DEFERRAL OF PAYMENTS OR TRANSFERS FROM THE FIXED INTEREST ACCOUNT - We reserve the right to defer payment for a withdrawal or transfer from the Fixed Interest Account for the period permitted by law but for not more than six (6) months after Notice to us.

III. TRANSFER PROVISIONS - The following is added to the "Transfers During the Accumulation Period" section of the "Transfer Provisions:"

     During the Accumulation Period, You can make transfers from the Investment Divisions to the Fixed Interest Account and from the Fixed Interest Account to the Investment Divisions. All transfers are subject to any restrictions or limitations described in the Certificate. Transfers will be made on a "first-in-first-out basis" (FIFO) basis.


     If You make a transfer from the Fixed Interest Account, we will determine which deposits and earnings to take it from as if it was a withdrawal from the Certificate. If a transfer is made from the Fixed Interest Account to the Separate Account, and then within 12 months a transfer is made from the Separate Account to the Fixed Interest Account, this will be treated as the return of the same money (whether or not it really is). Thus, after the transfer to the Fixed Interest Account, it will earn the same interest rate it would have earned had neither transfer ever taken place. Any amounts in excess of the amount originally transferred out of the Fixed Interest Account, and any amounts transferred back to the Fixed Interest Account more than 12 months after the original transfer will be treated as a new Purchase Payment into the Fixed Interest Account and will earn the current interest rate for new Purchase Payments.

IV. WITHDRAWAL PROVISIONS - The following is added to the "Withdrawals" section of the "Withdrawal Provisions:"

     The portion of the Account Balance allocated to the Fixed Interest Account will also be reduced in the ratio that it bears to the total Account Balance, less any outstanding loan balance, unless You specify otherwise in a Notice to us.

V. ANNUITY PROVISIONS- The following is added to the "Income Payments" section of the "Annuity Provisions":

     Unless You specify otherwise, if all of Your Account Balance on the Annuity Calculation Date is allocated to the Fixed Interest Account, You will be paid Fixed Interest Income Payments. If all of Your Account Balance on this date is allocated to the Separate Account, You will be paid Variable Income Payments. If Your Account Balance on this date is allocated to both the Fixed Interest Account and the Separate Account, You will be paid as a combination of Fixed Interest Income Payments and Variable Income Payments calculated based on the proportionate value allocated to each.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/S/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-500 (08/02)

                                                                  Exhibit (4)(a)

                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT RIDER [- LIVING BENEFIT]

This Rider forms a part of the Certificate to which it is attached and is effective upon issuance. In the case of a conflict with any provision of the Certificate, the provisions of this Rider will control. Your election of this Rider is irrevocable and its provisions will remain part of the Certificate until terminated in accordance with the provisions below. This Rider amends the Certificate as follows:

The following is added to the "Annuity Provisions" section:

GUARANTEED MINIMUM INCOME BENEFIT

We guarantee that your minimum monthly Fixed Income Payment will not be less than the Guaranteed Minimum Income Benefit (GMIB) Payment (less any applicable charges and fees as described in the Certificate Schedule or any Rider) provided you meet the eligibility requirements below. If a higher Fixed Income Payment results from applying your total Adjusted Account Balance to the then current Fixed Annuity rates applicable to this class of certificates, we will pay you the greater payment.

At the Annuity Calculation Date, the GMIB Payment will be determined by applying the Income Base to the GMIB Annuity Table. In calculating the GMIB, any Withdrawal Charges that would have applied if you had made a full cash withdrawal of your Account Balance will be deducted from the Income Base. We reserve the right to reduce the Income Base for any Premium and Other Taxes that may apply.

Income Base

The Income Base is the greater of (a) or (b):

Highest Anniversary Value: On the Issue Date we set this value equal to your
-------------------------
initial Purchase Payment. During each Certificate Year we increase this value by any Purchase Payments made and reduce it proportionately by the Percentage Reduction in Account Balance attributable to any partial withdrawals taken. On every Certificate Anniversary prior to your 81st birthday, we compare this value to the current Account Balance and we set the Highest Anniversary Value equal to the higher amount.

Annual Increase Amount: On the Issue Date we set this amount equal to your
----------------------
initial Purchase Payment. After the Issue Date, this amount will equal:

The sum total of each Purchase Payment accumulated at the Annual Increase Accumulation Rate from the date the Purchase Payment is made, less

The sum total of each Withdrawal Adjustment for any partial withdrawal accumulated at the Annual Increase Accumulation Rate from the date of withdrawal (except as indicated).

We compute the Percentage Reduction in Account Balance attributable to a partial withdrawal by dividing the dollar amount of the withdrawal plus any applicable Withdrawal Charges by the Account Balance immediately preceding such withdrawal. When we reduce a value proportionately by the Percentage Reduction in Account Balance attributable to a partial withdrawal and any outstanding loans, we multiply that value by 1 minus the Percentage Reduction.

The Annual Increase Accumulation Rate is 6% per year through the earlier of the Annuity Calculation Date or the Certificate Anniversary immediately preceding your 81st birthday. No accumulation rate will be applied after the Certificate Anniversary immediately preceding your 81st birthday. For purposes of calculating the Annual Increase Amount when the GMIB Rider charge is assessed, the Annual Increase Accumulation Rate will be applied through the end of the prior Certificate Year.



G.ML-500 (08/02)

                                                                  Exhibit (4)(a)


The Withdrawal Adjustment for any partial withdrawal in a Certificate Year equals the Annual Increase Amount immediately prior to the withdrawal multiplied by the Percentage Reduction in Account Balance attributable to that partial withdrawal and any outstanding loans. However, if total partial withdrawals in a Certificate Year are 6% or less of the Annual Increase Amount on the previous Certificate Anniversary, the total Withdrawal Adjustments for that Certificate Year will be set equal to the dollar amount of total partial withdrawals in that Certificate Year and treated as a single withdrawal at the end of that Certificate Year.

GMIB Annuity Table

The GMIB Annuity Table is calculated based the Annuity 2000 Mortality Table with a 7-year age setback with interest of 2.5% per year. The rate applied will depend upon the Annuity Option chosen and your Attained Age.

Eligibility Requirements for the GMIB

You are only eligible to receive GMIB payments if:

1) 1) You choose to start receiving Fixed Income Payments under one of the following Annuity Options:
          a) Life Income with 10 Years Certain. If you choose to start the Annuity Option after age 79, the guaranteed

Years Certain component of the Annuity Option is reduced as follows:

Age at Application to the               Guarantee/   Years
Annuity Option                           Certain Period
-----------------------------------------------------------
80                                              9
-----------------------------------------------------------
81                                              8
-----------------------------------------------------------
82                                              7
-----------------------------------------------------------
83                                              6
-----------------------------------------------------------
84 and 85                                       5
-----------------------------------------------------------

          b)   Joint and Survivor Life Income with 10 Years Certain;

2)   You choose an Annuity Date that is within
     a) 30 days following any Certificate Anniversary after your 10th Certificate Anniversary, but
     b) no more than 30 days after the Certificate Anniversary following your 85th birthday; and

3)   You have no outstanding loan balance.

GMIB Rider Charge

The GMIB Rider charges shown on the Certificate Schedule are computed based on the specified percentage and the Income Base at the end of the prior Certificate Year. The charge is assessed for the prior Certificate Year at each Certificate Anniversary. If you take a full withdrawal or apply any portion of your Adjusted Account Balance to an Annuity Option, a pro rata portion of the Rider charge will be assessed based on the number of days from the last Certificate Anniversary to the date of withdrawal/application.

The Rider charge will be deducted from your Account Balance. This deduction will result in the cancellation of Accumulation Units from each applicable Investment Division (and/or reduction of any portion of the Account Balance, not including any outstanding loan balance, allocated to any other accounts included by Rider) in the ratio the portion of the Account Balance, less any outstanding loan balance, in such Investment Division (and/or other account) bears to the total Account Balance, less any outstanding loan balance.

GMIB Termination Provisions

The GMIB Rider Provisions will terminate upon the earliest of:

     a) The 30th day following the Certificate Anniversary immediately after your 85th birthday;
     b)   The date you make a full withdrawal of your Account Balance;
     c) The date you apply all or any portion of your Adjusted Account Balance to an Annuity Option and you are not eligible to receive GMIB payments;



G.ML-560 (08/02)

                                                                  Exhibit (4)(a)


     d) The date there are insufficient funds to deduct the GMIB fee from your Account Balance; or
     e)   Your death.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.


/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-560 (08/02)

                                                                  Exhibit (4)(a)


                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
      WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME OR HOSPITAL CONFINEMENT
                                      RIDER

This Rider forms a part of the Certificate to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Certificate, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain part of the Certificate until the earlier of the Annuity Date or the date the Certificate terminates. This Rider amends the Certificate as follows:

The following will be added to the "PURCHASE PAYMENTS" section of the "PURCHASE PAYMENT PROVISIONS:"

If a Withdrawal Charge has been or will be waived for Nursing Home or Hospital Confinement under the terms of this Rider, Purchase Payments can no longer be made under the Certificate.

The following provisions are added to the Certificate:

WAIVER OF WITHDRAWAL CHARGE FOR NURSING HOME OR HOSPITAL CONFINEMENT

After the first Certificate Anniversary, the Withdrawal Charge will be waived upon a withdrawal if:

     1. You are confined to a Nursing Home and/or Hospital for at least 90 consecutive days or confined for a total of at least 90 days if there is no more than a 6-month break in the confinement and the confinements are for related causes;

     2. The first confinement referred to in (1) above begins on or after the first Certificate Anniversary;

     3. The withdrawal request and proof satisfactory to us of confinement are received by us at our Administrative Office either while You are confined or within 90 days after such confinement;

     4. Confinement in a Nursing Home and/or Hospital is prescribed by a Physician and is Medically Necessary;

     5. You were less than the Maximum Nursing Home or Hospital Confinement Rider Issue Age specified on the Certificate Schedule on the Issue Date.

                                   DEFINITIONS

Hospital - A facility which:

     (1) is located in the United States or its territories;
     (2) is licensed as a hospital by the jurisdiction in which it is located;
     (3) is supervised by a staff of licensed physicians;
     (4) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.);
     (5) operates primarily for the care and treatment of sick and injured persons as inpatients for a charge; and
     (6) Has access to medical and diagnostic facilities.

Intermediate Care Facility - A facility which:



G.ML-590 (08/02)

                                                                  Exhibit (4)(a)


     (1) is located in the United States;
     (2) is licensed and operated as an Intermediate Care Facility according to the laws of the jurisdiction in which it is located;
     (3) provides continuous 24 hours a day nursing service by, or under the supervision of, a registered graduate professional nurse (R.N.) or a licensed practical nurse (L.P.N.); and
     (4) Maintains a daily medical record of each patient.

Medically Necessary - Appropriate and consistent with the diagnosis in accord with accepted standards of practice and which could not have been omitted without affecting the individual's condition.

Nursing Home - A facility which is a Skilled Nursing Facility, an Intermediate Care Facility or Residential Care Facility. Nursing Home does not mean:

     (1) A home for the aged, a community living center or place that primarily provides domiciliary, residency or retirement care; or
     (2) A place owned or operated by a member of Your immediate family. Immediate family members include Your spouse, children, parents, grandparents, grandchildren, siblings and in-laws.

Physician - Any person duly licensed and legally qualified to diagnose and treat sickness and injuries. A physician must be providing services within the scope of his or her license. A Physician may not be a member of Your immediate family.

Residential Care Facility - A facility which:

     (1) Is located in the United States or its territories;
     (2) Is licensed and operated as a Residential Care Facility according to the laws of the jurisdiction in which it is located; and
     (3) Provides nursing care under the supervision of a registered professional nurse (R.N.).

Skilled Nursing Facility - A facility which:

     (1) Is located in the United States or its territories;
     (2) Is licensed and operated as a skilled Nursing Facility according to the laws of the jurisdiction in which it is located;
     (3) Provides skilled nursing care under the supervision of a licensed physician;
     (4) Provides continuous 24 hours a day nursing services by, or under the supervision of, a registered graduate professional nurse (R.N.); and
     (5) Maintains a daily medical record of each patient.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-590 (08/02)

                                                                  Exhibit (4)(a)


                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
WAIVER OF WITHDRAWAL CHARGE FOR DISABILITY RIDER

This Rider forms a part of the Certificate to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Certificate, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain part of the Certificate until the earlier of the Annuity Date or the date the Certificate terminates. This Rider amends the Certificate as follows:

The following is added to the "PURCHASE PAYMENTS" section of the "PURCHASE PAYMENT PROVISIONS:"

If a Withdrawal Charge has been or will be waived for Disability under the terms of this Rider, Purchase Payments can no longer be made under the Certificate.

The following is added to the Certificate:

WAIVER OF WITHDRAWAL CHARGE FOR DISABILITY

     After the first Certificate Anniversary, the Withdrawal Charge will be waived upon a withdrawal if You are less than the Maximum Disability Waiver Attained Age stated on the Certificate Schedule, became permanently and totally disabled subsequent to the first Certificate Anniversary and are receiving disability benefits from the Social Security Administration.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-6 (08/02)

                                                                  Exhibit (4)(a)


                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
DEATH BENEFIT RIDER GREATER OF RETURN OF PURCHASE PAYMENTS/ACCOUNT BALANCE

This Rider forms a part of the Certificate to which it is attached and is effective upon issuance. In case of a conflict with any provision in the Certificate, the provisions of this Rider will control. The provisions of this Rider will remain part of the Certificate until the Certificate terminates. This Rider amends the Certificate as follows:

DEATH BENEFIT PROVISIONS

The following replaces the "Death Benefit Amount During the Accumulation Period" section of the "Death Benefit Provisions:"

DEATH BENEFIT AMOUNT DURING THE ACCUMULATION PERIOD - The "Death Benefit Amount" will be the greatest of:

     (1) the Account Balance less any outstanding loan balance; or

     (2) total Purchase Payments, reduced proportionately by the Percentage Reduction in Account Balance attributable to each partial withdrawal less any outstanding loan balance.

We compute the Percentage Reduction in Account Balance attributable to a partial withdrawal by dividing the dollar amount of the withdrawal plus any applicable Withdrawal Charges by the Account Balance immediately preceding such withdrawal. When we reduce a value proportionately by the Percentage Reduction in Account Balance attributable to a partial withdrawal we multiply that value by 1 minus the Percentage Reduction.

The Death Benefit Amount is determined as of the end of the Business Day on which we have received Notice of both due proof of death and the first acceptable election for the payment method. Any excess of the Death Benefit Amount over the Account Balance will be allocated to each applicable Investment Division (and/or other account option included by Rider) in the ratio that the portion of the Account Balance in such Investment Division (and/or other account) bears to the total Account Balance. If the death benefit is not paid immediately in a lump sum, any portion of the Death Benefit Amount in the Separate Account remains in the Separate Account until distribution begins. From the time the death benefit is determined until complete distribution is made, any amount in the Separate Account will be subject to investment risk. This risk is borne by the Beneficiary (ies).

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-530 (08/02)

PURCHASE PAYMENT CREDIT RIDER[eBonus Class]


This Rider forms a part of the Certificate to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision of the Certificate, the provisions of this Rider will control. [Your election of] This Rider is irrevocable and its provisions will remain part of the Certificate until the Certificate terminates. This Rider amends the Certificate as follows:

                          PURCHASE PAYMENTS PROVISIONS

The following is added to the "Purchase Payments Provisions:"

PURCHASE PAYMENT CREDITS - Each Purchase Payment You make during the first Certificate Year, except transfers from an investment vehicle that was not sold by MetLife or one of its affiliates will be credited with the Purchase Payment Credit. The amount of the Purchase Payment Credit is described on the [eBonus] Certificate Schedule.


If You exercise the "Free Look" provision of the Certificate, we will return Your Account Balance less the Adjusted Purchase Payment Credit. The Adjusted Purchase Payment Credit is equal to the lesser of:

1. The portion of the Account Balance that is attributable to any Purchase Payment Credit, or
2.   The total of Purchase Payment Credit(s).

The Purchase Payment Credit will be allocated to the Certificate in the same proportion that the applicable Purchase Payment is allocated.

All Purchase Payment Credits will be treated as Earnings under the Certificate.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



FFS-TSA Purchase Payment Credits
  04/04/02

                                                                  Exhibit (4)(a)


                       Metropolitan Life Insurance Company

                               One Madison Avenue
                            New York, New York 10010

--------------------------------------------------------------------------------
             WAIVER OF WITHDRAWAL CHARGE FOR TERMINAL ILLNESS RIDER

This Rider forms a part of the Certificate to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Certificate, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain as part of the Certificate until the earlier of the Annuity Date or the date that the Certificate terminates. This Rider amends the Certificate as follows:

The following is added to the "PURCHASE PAYMENTS" section of the "PURCHASE PAYMENTS PROVISIONS:"

If a Withdrawal Charge has been or will be waived for Terminal Illness under the terms of this Rider, Purchase Payments can no longer be made under the Certificate.

The following provisions are added to the Certificate:

                WAIVER OF WITHDRAWAL CHARGE FOR TERMINAL ILLNESS

After the first Certificate Anniversary, the Withdrawal Charge will be waived upon a withdrawal if:

     1.   You are terminally ill and not expected to live more than 12 months;
     2.   A Qualified Physician certifies to your illness and life expectancy;
     3. You had not been diagnosed with the terminal illness as of the Issue Date; and
     4. You were less than the Maximum Terminal Illness Rider Issue Age specified on the Certificate Schedule on the Issue Date.

A Qualified Physician is any person duly licensed and legally qualified to diagnose and treat sickness and injuries. A physician must be providing services within the scope of his or her license. A Physician may not be a member of the Owner's immediate family. Immediate family members include the Owner's spouse, children, parents, grandparents, grandchildren, siblings and in-laws.

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-595 (08/02)

                                                                  Exhibit (4)(a)


                       Metropolitan Life Insurance Company


                               One Madison Avenue
                            New York, New York 10010
--------------------------------------------------------------------------------
LOAN RIDER

This Rider forms a part of the Certificate to which it is attached and is effective as of the Issue Date. In the case of a conflict with any provision in the Certificate, the provisions of this Rider will control. This Rider is irrevocable and its provisions will remain as part of the Certificate until the earlier of the Annuity Date or the date the Certificate terminates. This Rider amends the Certificate as follows:

The following is added to the Certificate:

Prior to the Annuity Date, You may borrow money under this Certificate from the Fixed Interest Account Balance only. The amount that You may borrow is determined based on Your entire 403(b) Account Balance as described below. Loans are only available before Income Payments begin. How much You can borrow, how quickly You must repay it and various other restrictions are subject to Federal income tax [, ERISA and Plan] requirements, which may change from time to time. Our loan application will tell You about the restrictions that apply at the time You apply for a loan. Loans will not be allowed for terms of less than one year or more than five years (15 years for the purchase of a principal residence).

The fee for a Loan under Your Certificate is [$25.00 - $150.00].

[If Your [Plan] [employer's Section 403(b) arrangement] is not subject to ERISA,] the total amount of loans outstanding at any time may not exceed the lesser of $50,000 (reduced by the highest outstanding loan balance of all loans from all plans of the employer during the 1 year period ending on the day before the date of the loan); or 50% of Your [verified amounts] [Account Balance]. However, to the extent permitted by law, we may permit loans not to exceed 80% if Your [verified amounts are] [Account Balance is] less than $12,500 or not to exceed $10,000 if Your [verified amounts are] [Account Balance is] between $12,500 and $20,000). We do not permit loans under $1,000.

[We will charge You interest at the rate of 5% on the amount You borrow from the date of the loan until the date the loan is repaid. When we make Your loan, Your [verified amounts] [Account Balance] will not be reduced. Instead, the portion of Your [verified amounts] [Account Balance] equal to the outstanding loan will earn 3%, i.e., 2% less than the interest rate we charge on the loan. Where permitted, a nonrefundable loan application fee may be charged for each loan application.]

[If Your [Plan] is subject to ERISA, the total amount of loans outstanding at any time may not exceed the lesser of $50,000 (reduced by the highest outstanding loan balance of all loans from all plans of the employer during the 1 year period ending on the day before the date of the loan) or 40% of Your [verified amounts] [Account Balance]. We do not permit loans under $1,000. If You are married, a qualified consent by Your spouse must be provided.

[We will charge You interest on the amount You borrow at an adjustable loan interest rate based on Moody's Corporate Bond Index Average ("Moody's"). The adjustable loan interest rate will be declared each calendar quarter (January 1, April 1, etc.), based on Moody's, determined as of two months prior to the effective date of the declared loan interest rate.

[The loan interest rate in effect for the calendar quarter during which the loan is processed, will be charged until the following July 1, when the rate will be reset for the next twelve months. Thereafter, the loan interest rate for existing loans will be reset each July 1, regardless of the date You make the loan.]

[[The initial loan interest rate will remain in effect for the twelve month period ending on the anniversary date of Your loan. The rate is subject to adjustment annually as of the anniversary date of the loan.] Your existing loan interest rate will change whenever the difference between Your existing rate and the new loan interest rate in effect on that anniversary is equal to or more than 1/2 percent. The adjusted loan interest rate applicable for the following year will never exceed the higher of: (a) Moody's rate as determined above, and
(b) the current annualized interest rate used to determine the cash value of this Certificate plus one percent. Where permitted, a non-refundable loan application fee may be charged for each loan application. The amount of this fee, if any, is shown on the Certificate Schedule.]

When we make Your loan, Your Certificate's Account Balance will not be reduced. Instead, the portion of Your Fixed Interest Account Balance (determined on a first-in, first-out basis) from [verified amounts that are] deposits first and then interest on such deposits


G.ML-7 (08/02)

                                                                  Exhibit (4)(a)


equal to the outstanding loan will no longer earn the declared interest rates, but instead will earn [2%] less than the rate we charge on the loan.

The loan must be repaid at least [quarterly] in substantially level payments of principal and interest.

If You fail to pay a loan repayment when it is due and after a grace period Your entire outstanding loan balance be considered in default, then we will treat Your entire outstanding loan balance as a taxable distribution to You for the calendar year during which a default occurs. We will withdraw the defaulted loan amount (including any accrued or unpaid interest), to the extent permitted under Federal Income Tax and Department of Labor rules, from Your Account Balance. Withdrawal charges may apply. If we cannot withdraw the defaulted loan amount because of Code restrictions, the loan amount will continue to accrue additional interest until the withdrawal can be made.

Any default that is reported as a taxable distribution may be subject to an additional tax penalty for withdrawals before age 59 1/2.

Notwithstanding anything in this Certificate to the contrary, the terms of the loan are governed by Section 72(p) of the Code and any rules and regulations issued thereunder.

Only [one] loan[s] may be outstanding on Your certificate at any time, unless we agree to allow more than [one] loan[s].

We reserve the right to delay allowing any loan for up to [six] months. We do not intend to do this except in an extreme emergency.]

[While a loan is outstanding, You may not make any withdrawals that would reduce Your [Fixed Interest Account balance] below [125%] of any outstanding loan balance. Any outstanding loan balance will be deducted from Your Fixed Interest Account Balance, to the extent permitted by the withdrawal restrictions described in the "Effect of Federal Income Tax Rules on the Certificate" provision of the Certificate, before payment of a full withdrawal, income payments, or a death benefit. If the withdrawal restrictions prevent this, no full withdrawal may be made.]]

Metropolitan Life Insurance Company has caused this Rider to be signed by its Vice-President & Secretary.

/s/ Gwenn L. Carr

Gwenn L. Carr
Vice-President & Secretary



G.ML-7 (08/02)